Exhibit 10.7

FIRST AMENDMENT TO
MEMORANDUM OF UNDERSTANDING

        This FIRST AMENDMENT TO MEMORANDUM OF UNDERSTANDING (this “Amendment”) is made and entered into as of December 30, 2002, among ALTERRA HEALTHCARE CORPORATION, a Delaware corporation (“Tenant”) and the ENTITIES LISTED ON SCHEDULE 1 to this Amendment (collectively, “Landlord”).

R E C I T A L S

A.        Landlord and Tenant entered into that certain Master Lease dated April 9, 2002 (the “Lease”) pursuant to which Tenant has leased from Landlord the Premises as described therein.

B.        Pursuant to that certain Memorandum of Understanding dated April 9, 2002 (the “Original Memorandum of Understanding”), Tenant requested, and Landlord agreed, to forbear from exercising certain remedies available to Landlord upon a bankruptcy filing by Tenant and certain other potential defaults under the Lease. Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Original Memorandum of Understanding.

C.        Tenant has requested, and Landlord has agreed, to modify certain terms and provisions of the Original Memorandum of Understanding, and to clarify certain terms and provisions of the Lease, as hereinafter set forth.

A G R E E M E N T

        NOW, THEREFORE, in consideration of the foregoing Recitals (which by this reference are incorporated herein), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.        Filing Deadline. The definition of the Filing Deadline in Section 6 of the Original Memorandum of Understanding is hereby deleted in its entirety and the following substituted in lieu thereof:

“Filing Deadline” shall mean January 31, 2003.

2.        Insurance. The final sentence of Section 3 of the Original Memorandum of Understanding is hereby deleted in its entirety, and the following substituted in lieu thereof:

Upon the earlier of the Plan Effective Date or June 30, 2003, whichever first occurs, Tenant shall have in place the policies of insurance required under Section 6 of the Lease, as modified by Schedule 3 to the Lease.

3.        Section 1 of the Original Memorandum of Understanding is hereby modified and amended by deleting the period at the end of subparagraph (b) and substituting in lieu thereof the following:

“;or”

and, in addition, adding the following new subparagraph (c):

(c) An Event of Default arising under Section 12(d)(ii) or (iii) or Section 12(f)(ii) of the Lease as a result of Tenant's pledge of the stock of certain of its subsidiaries as security for debtor in possession financing, where (A) such pledge occurs during the pendency of a Conforming Bankruptcy Proceeding and (B) such pledge is expressly subject and subordinate to (i) the prior stock pledge of such subsidiaries dated October 7, 2002 and (ii) the prior stock pledge of the stock of such subsidiaries dated April 9, 2002.

4.        For purposes of clarifying certain terms of the Lease, Landlord and Tenant agree that a single-parent-captive insurance program that is fully funded as of the Plan Effective Date for a policy term of one (1) year shall satisfy the requirements of the final sentence of Section 5 to Schedule 3 to the Lease.

        Except as modified herein, Tenant and Landlord acknowledge and agree that the Lease and Original Memorandum of Understanding are in full force and effect and are hereby ratified, confirmed and affirmed in all respects. Hereafter, all references to the “Memorandum of Understanding” shall mean and refer to the Memorandum of Understanding as amended by this Amendment.

        IN WITNESS WHEREOF, this Amendment has been executed by TENANT and LANDLORD as of the date first written above.

“TENANT”

ALTERRA HEALTHCARE CORPORATION,
a Delaware corporation

By: /s/ Mark Ohlendorf
Name: Mark Ohlendorf
Title: Senior Vice President

Witness:/s/ Patrick F. Kennedy                        Witness: /s/ Peter E. Pickette

“LANDLORD”

NATIONWIDE HEALTH PROPERTIES, INC.,
a Maryland corporation

By: /s/Donald D. Bradley
Name: Donald D. Bradley
Title: Senior Vice President and General Counsel

Witness:                 Witness:

NH TEXAS PROPERTIES LIMITED PARTNERSHIP,
a Texas limited partnership

By: /s/Donald D. Bradley
Name: Donald D. Bradley
Title: Senior Vice President and General Counsel

Witness:                 Witness:

NHP SILVERWOOD INVESTMENTS, INC.,
a Nevada corporation

By: /s/Donald D. Bradley
Name: Donald D. Bradley
Title: Senior Vice President and General Counsel

Witness:                 Witness:

NHP WESTWOOD INVESTMENTS, INC.,
a Nevada corporation

By: /s/Donald D. Bradley
Name: Donald D. Bradley
Title: Senior Vice President and General Counsel

Witness:                 Witness:

MLD DELAWARE TRUST,
a Delaware business trust

By: /s/Donald D. Bradley
Name: Donald D. Bradley
Title: Senior Vice President and General Counsel

Witness:                 Witness:

MLD PROPERTIES, LLC,
a Delaware limited liability company

By: /s/Donald D. Bradley
Name: Donald D. Bradley
Title: Senior Vice President and General Counsel

Witness:                 Witness:

SCHEDULE 1

LANDLORD ENTITIES

Nationwide Health Properties, Inc., a Maryland corporation

NH Texas Properties Limited Partnership, a Texas limited partnership

NHP Silverwood Investments, Inc., a Nevada corporation

NHP Westwood Investments, Inc., a Nevada corporation

MLD Delaware Trust, a Delaware business trust

MLD Properties, LLC, a Delaware limited liability company